Exhibit 4.1

NUMBER
SHARES
BLUE BIRD CORPORATION
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 095306 10 6
C O M M O N S T O C K
THIS CERTIFIES THAT:
PROOF
IS THE OWNER OF
FULLY PAID AND NON-ASSESSABLE COMMON STOCK OF $.0001 PAR VALUE PER SHARE EACH OF
BLUE BIRD CORPORATION (THE “CORPORATION”)
transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar of the Corporation.
Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.
DATED:
COUNTERSIGNED:
BY:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY NEW YORK, NY TRANSFER AGENT
AUTHORIZED OFFICER
SECRETARY
CHIEF EXECUTIVE OFFICER AND PRESIDENT

BLUE BIRD CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of securities (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	- as tenants by the entireties		(Cust)		(Minor)
JT TEN	- as joint tenants with right of		under Uniform Gifts to Minors
	survivorship and not as tenants		Act
	in common			(State)

Additional abbreviations may also be used though not in the above list.

For Value Received,                         hereby sells, assigns and transfers unto

    PLEASE INSERT SOCIAL SECURITY OR OTHER

            IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

                                                                                                                                                                            Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoints

                                                                                                                                                                                                     Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed	NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

By
The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.

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